SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2004



                          American Medical Alert Corp.
             (Exact name of registrant as specified in its charter)


         New York                        333-54992                11-2571221
         --------                        ---------                ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
      incorporation)                                         Identification No.)


   3265 Lawson Boulevard, Oceanside, New York                         11572
   ------------------------------------------                         -----
    (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure.

On July 21, 2004, American Medical Alert Corp. issued the following press release:

--------------------------------------------------------------------------------

Contact:

Randi Baldwin                                            Lester Rosenkrantz
Vice President Communications & Marketing                Investor Relations
American Medical Alert Corp.                             Cameron Associates
(516) 536-5850                                           (212) 245-8800 Ext. 212
randi.baldwin@amac.com                                   lester@cameronassoc.com
----------------------                                   -----------------------



                  American Medical Alert Corp. Issues Guidance

Oceanside NY - July 21, 2004 American Medical Alert Corp (Nasdaq: AMAC) today issued guidance with regard to its results for 2004, projecting net income of $775,000 for the year ending December 31, 2004. The Company also projects that gross revenues, consisting primarily of monthly recurring revenue (MRR), will be $19,000,000 for the year ending December 31, 2004.

About American Medical Alert Corp.

AMAC is a national provider of remote health monitoring devices and 24/7 communication services designed to promote early medical intervention and improve quality of life for senior, disabled and chronically ill populations. AMAC's product and service offerings include Personal Emergency Response Systems
(PERS), electronic medication reminder devices, disease management monitoring appliances and 24/7 medical on-call and emergency response monitoring. AMAC operates several National Medical On-Call and Communication Centers allowing access to trained response professionals 24/7.

This press release contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "project," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-KSB, the Company's Quarterly Reports on Forms 10-QSB, and other filings and releases. These include uncertainties relating to government regulation, technological changes, our expansion plans, our contract with the City of New York and product liability risks.



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 21, 2004

                              AMERICAN MEDICAL ALERT CORP.


                              By: /s/ Jack Rhian
                                  -----------------------------------------
                                  Name:  Jack Rhian
                                  Title: President and Chief Operating Officer